UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 2, 2006

Handleman Company

(Exact Name of Registrant as Specified in Its Charter)

Michigan

(State or Other Jurisdiction of Incorporation)

1-7923	38-1242806
(Commission File Number)	(IRS Employer Identification No.)

500 Kirts Boulevard, Troy, Michigan	48084-4142
(Address of Principal Executive Offices)	(Zip Code)

(248) 362-4400

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 Corporate Governance and Management

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plan

On February 2, 2006, Handleman Company notified its Directors and Restricted Employees (including Executive Officers) that the participants in its 401(k) plan will be subject to a blackout period during which participants in the 401(k) plan will not be able to access their Handleman Common Stock Fund accounts to direct or diversify their investment or to obtain a loan or distribution involving the Handleman Common Stock Fund. During the blackout period, Handleman Company Directors and Restricted Employees (including Executive Officers) are also restricted from trading in Handleman Company stock. This includes personal transactions in Company stock. The blackout period will begin on February 27, 2006 and will end on March 6, 2006 (See notice, attached as Exhibit 99.1).

Section 9 Financial Statements and Exhibits

Item 9.01(d) Exhibits

Exhibit Number	Description
99.1	Notice to Directors and Restricted Employees (including Executive Officers), dated February 2, 2006.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANDLEMAN COMPANY

Date: February 2, 2006	By:	/s/ Thomas C. Braum, Jr.
	Name:	Thomas C. Braum, Jr.
	Title:	Senior Vice President and Chief Financial Officer